UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 1, 2006

ENERGY TRANSFER EQUITY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

2828 Woodside Street

Dallas, Texas 75204

(Address of principal executive offices, including zip code)

214-981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of Energy Transfer Equity, L.P. (“ETE”), filed with the Securities and Exchange Commission on December 5, 2006 (the “Form 8-K”), which reported under Item 2.01 the completion of the acquisition of Transwestern Pipeline Company, LLC (“Transwestern”) by Energy Transfer Partners, L.P. (“ETP”), a subsidiary of ETE. This amendment is filed to provide the financial statements and the pro forma financial information required by Item 9.01, and unless set forth below, all previous Items of the Form 8-K are unchanged.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Reference is made to Item 1.01 of the Current Report on Form 8-K, dated September 14, 2006, filed by ETE and Items 1.01 and 2.01 of the Current Report on Form 8-K, dated November 1, 2006, filed by ETE.

On December 1, 2006, ETP announced that it had completed its acquisition of Transwestern. The acquisition was completed through a series of transactions, beginning on November 1, 2006, when ETP acquired all of the outstanding Class B membership interests in CCE Holdings, LLC (“CCEH”) from GE Energy Financial Services and certain other investors. On December 1, 2006, CCEH redeemed ETP’s 50% ownership in CCEH in exchange for 100% ownership of Transwestern. The series of transactions related to this acquisition was valued at $1.465 billion. ETP funded a portion of the Transwestern acquisition through its issuance to ETE, on November 1, 2006, of 26,086,957 Class G Units, representing limited partner interests, in exchange for a cash contribution of $1.2 billion.

Transwestern’s primary asset is the Transwestern Pipeline, a 2,500 mile interstate natural gas pipeline system connecting supply areas in the San Juan Basin in southern Colorado and northern New Mexico, the Anadarko Basin in the Mid-continent and the Permian Basin in west Texas to markets in the Midwest, Texas, Arizona, New Mexico and California. The Transwestern Pipeline interconnects with ETP’s existing intrastate pipelines in west Texas and to other interstate and intrastate pipelines located in west Texas.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Transwestern Pipeline Company, LLC as of and for the year ended December 31, 2005, and the unaudited financial statements of Transwestern Pipeline Company, LLC as of September 30, 2006 and December 31, 2005 and for the nine months ended September 30, 2006 and 2005, and the related notes, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet as of August 31, 2006, and the unaudited pro forma condensed consolidated statement of operations for the year ended August 31, 2006 of Energy Transfer Equity, L.P. and the related notes are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release of Energy Transfer Partners, L.P., dated December 1, 2006, announcing completion of the Transwestern acquisition (previously filed as a part of this Current Report on Form 8-K filed on December 5, 2006).

99.2	The audited financial statements of Transwestern Pipeline Company, LLC as of and for the year ended December 31, 2005, and the unaudited financial statements of Transwestern Pipeline Company, LLC as of September 30, 2006 and December 31, 2005 and for the nine months ended September 30, 2006 and 2005, and the related notes.

99.3	The unaudited pro forma condensed consolidated balance sheet as of August 31, 2006, and the unaudited pro forma condensed consolidated statement of operations for the year ended August 31, 2006 of Energy Transfer Equity, L.P. and the related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY TRANSFER EQUITY, L.P.

By:	LE GP, LLC, its general partner

By:	/s/ John W. McReynolds
John W. McReynolds,
President and Chief Financial Officer

Dated: January 8, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Energy Transfer Partners, L.P., dated December 1, 2006, announcing completion of the Transwestern acquisition (previously filed as a part of this Current Report on Form 8-K filed on December 5, 2006).

99.2	The audited financial statements of Transwestern Pipeline Company, LLC as of and for the year ended December 31, 2005, and the unaudited financial statements of Transwestern Pipeline Company, LLC as of September 30, 2006 and December 31, 2005 and for the nine months ended September 30, 2006 and 2005, and the related notes.

99.3	The unaudited pro forma condensed consolidated balance sheet as of August 31, 2006, and the unaudited pro forma condensed consolidated statement of operations for the year ended August 31, 2006 of Energy Transfer Equity, L.P. and the related notes.